Exhibit 99.4

Frank Semple Chairman, President, and Chief Executive Officer November 20, 2008

2 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors, ” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: ¦ Fluctuations and volatility of natural gas, NGL products, and oil prices; ¦ A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; ¦ A reduction in the demand for the products we produce and sell; ¦ Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; ¦ Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; ¦ Construction, procurement, and regulatory risks in our development projects; ¦ Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; ¦ Terrorist attacks directed at our facilities or related facilities; ¦ Changes in and impacts of laws and regulations affecting our operations; and ¦ Failure to integrate recent or future acquisitions.

3 Unique Structure. Sustainable Growth. Proven Results. ¦Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance ¦ High-quality assets serving very prolific natural gas basins in U.S. ¦ Top-ranked in customer satisfaction ¦ Diverse portfolio of approved expansion projects ¦ Strong balance sheet that pre-funds the majority of the 2008 and 2009 capital program ¦ Focused on superior and sustainable distribution growth for unitholders

Geographic Footprint





- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline

- **East Texas**
  - 500 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 400 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities





- **Appalachia**
  - Five processing plants with combined 330 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
  - Gathering and processing infrastructure under construction in the Marcellus shale

- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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MARKWEST

Appalachia Overview

- **Competitive advantages**
  - Largest gas processor in the prolific Appalachian basin
  - Strategic gathering and processing agreement with Range Resources in the rich gas area of the Marcellus Shale play
  - NGLs from the gas plants are shipped to Siloam for fractionation
  - Siloam produces propane, butane, and natural gasoline, which are sold by truck, rail, and barge
  - Residue gas is delivered to Columbia Gas Transmission
  - Storage capacity of approximately 11 million gallons



New York
Mass.
Conn.
Michigan
Pennsylvania
N.J.
Indiana
Ohio
Maryland
West Virginia
Kentucky
Virginia
Tennessee
North Carolina
Existing Fractionation, Storage & Marketing Complex (22,000 Bbl/d following expansion)
Existing Gas Processing Facilities
Third Party Processing facilities

- **Processing Plants**
  - Five plants with total inlet gas processing capacity of 330 MMcf/d
  - In October 2008, the Houston, Pennsylvania 30 MMcf/d processing plant commenced operations
  - In early 2008, the Kenova plant was expanded to allow for greater propane recovery capacity
  - Significant plant expansions under way at Boldman and Cobb; operational by early 2009
- **Siloam**
  - Fractionation capacity of 600,000 Gal/d
  - 300,000 Gal/d expansion under way; operational by late 2008

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MARKWEST

6 Marshall Green Washington Westmoreland Fayette Allegheny Range Atlas Chesapeake CNX Equitable Equitable Resources drilled 3 horizontal wells; first completion test averaged 1.9 MMcf/d in 30 day test CNX – first vertical tested 1.3 MMcf/d; Drilled horizontal well Chesapeake Announced 9 MMcf/d from 2 horizontal wells (combined) Atlas Resources Drilled 78 vertical wells and 1 horizontal well; producing 20 MMcf/d from 69 wells Range Resources drilled 29 horizontal wells and 51 vertical wells Marcellus SW PA Core Area – Drilling Permits

7 Source: Deutsche Bank Research report dated July 22, 2008; Huron estimate from Range Resoursces . Marcellus Shale Generates High IRR Barnett Shale (Core) Fayetteville Arkoma / Woodford Marcellus Shale Huron Bossier / Haynesville Depth (ft TVD) 6,500 – 9,000 1,500 – 6,500 6,000 – 13,000 5,000 – 8,500 3,500 – 5,500 10,500 – 13,500 Thickness (ft) 100 – 500 20 – 200 150 50 – 200 150 - 200 200 – 240 Average TOC (wt%) 3.5 – 8.0 4.0 – 9.5 3 – 10 2 – 10 3.5 3 – 5 Average Total Porosity (%) 4 – 6 2 – 8 6 – 8 6 4 8 – 12 GIP, BCF/Section 50 – 200 25 – 65 40 – 120 70 – 150 10 - 15 150 – 250 Drilling & Completions Cost ($/million $2.0 - $3.0 $1.75 – $3.05 $4.6 – $8.0 $3.0 – $4.0 $1.0 – $1.5 $6.0 – $7.0 Average EUR (Bcf) 3.0 2.0 – 3.0 3.0 – 5.0 3.5 0.8 – 1.5 4.5 – 8.5 Royalty (%) 25% 13% 27% 15% 12.5% 25% Realized Price (Assuming $9 NYMEX) $8.50 $8.50 $8.25 $9.30 $9.00 $9.00 IRR 64% 47% 33% 86% 45% 69%

Current Facilities and Projects under Construction


Houston Dewpoint Plant
30 MMcf/d Refrigeration Plant
(Oct 2008)
Houston I Plant
30 MMcf/d Cryogenic Plant and Depropanizer
(1Q09)
Houston II Plant
120 MMcf/d Cryogenic Plant and Depropanizer
(4Q09)
MarkWest Stand alone Gathering Facilities
• 80 – 90 miles of high-pressure gathering pipeline
• 12 – 14 central delivery compressor stations
• 50,000 – 75,000 horsepower of compression
Ohio
Pennsylvania
West Virginia
Area to be served by MarkWest gathering and compression facilities
DPC

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Planned Expansion Projects

- **Future high-pressure gathering**
  - Over 100+ miles of high-pressure trunkline and 20+ compressor stations
  - MarkWest standalone rich-gas gathering capacity of 150+ MMcf/d
  - Columbia/MarkWest rich-gas gathering capacity of 175+ MMcf/d
- **Future processing capacity**
  - 2 processing plants with up to 180 MMcf/d of additional processing capacity
  - Market outlets to Columbia Gas Transmission and National Fuel
- **Future NGL Infrastructure**
  - Fractionation capacity of up to 20,000+ Bbl/day
  - Propane sales marketed by truck, pipeline, and rail
  - Normal butane, iso-butane, and natural gasoline marketed by truck, pipeline, and rail


Pennsylvania
West Virginia

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MARKWEST

10 Investment Highlights ¦Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance ¦ High-quality assets serving very prolific natural gas basins in U.S. ¦ Top-ranked in customer satisfaction ¦ Diverse portfolio of approved expansion projects ¦ Strong balance sheet that pre-funds the majority of the 2008 and 2009 capital program ¦ Focused on superior and sustainable distribution growth for unitholders

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com